                                                                   EXHIBIT 10.16

                                      IXIA
                                 2000 BONUS PLAN


The Company believes that a portion of each employee's annual compensation should be directly related to the Company's financial performance. Accordingly, the fiscal 2000 Bonus Plan is designed to motivate and reward employees for achieving certain key financial results. The Company believes that the achievement of these goals and objectives is essential for the Company's success and for the continued growth of shareholder value.

FINANCIAL MEASURE

Net revenues, as determined in accordance with GAAP, will be the sole financial measure for determining the level of bonus to be paid to employees. Performance will be measured relative to the Company's net revenues for fiscal 2000. No bonus will be payable if the Company's net revenues for fiscal 2000 are less than $45,700,000.

Eligibility

All employees of Ixia and its subsidiaries are eligible to participate with the following exclusions:

        1.     Commissioned employees
        2.     Employees hired in December 2000

Employees must be employed by Ixia or one of its subsidiaries on the date of payment to be eligible to receive a bonus payment.

PARTICIPATION LEVELS

The bonus is to be calculated as a percentage of an employee's actual earnings during fiscal 2000, excluding certain payments (e.g., reimbursement of moving expenses, car allowances, bonus payments, sign-on bonuses, gains from stock option exercises and similar payments). The applicable percentage will be determined based on the net revenues achieved by the Company for fiscal 2000. For purposes of determining an employee's bonus, the percentages to be applied to actual earnings are as follows for the net revenue levels listed below:

-------------------------------------------------------------------------------------------------
  2000 NET REVENUES     PRESIDENT AND     CFO AND OTHER
         ($)             VP WW SALES           VPS              DIRECTORS         ALL OTHERS
-------------------------------------------------------------------------------------------------
    $45,700,000               75%               40%                15%                10%
-------------------------------------------------------------------------------------------------
     47,985,000               80%               43%                17%                11%
-------------------------------------------------------------------------------------------------
     50,270,000               85%               46%                19%                12%
-------------------------------------------------------------------------------------------------
     52,555,000               90%               49%                21%                13%
-------------------------------------------------------------------------------------------------
     54,840,000               95%               52%                23%                14%
-------------------------------------------------------------------------------------------------
     57,125,000              100%               55%                25%                15%
-------------------------------------------------------------------------------------------------
     59,410,000              105%               58%                26%                15%
-------------------------------------------------------------------------------------------------
     61,695,000              110%               61%                27%                15%
-------------------------------------------------------------------------------------------------
     63,980,000              115%               64%                28%                15%
-------------------------------------------------------------------------------------------------
     66,265,000              120%               67%                29%                15%
-------------------------------------------------------------------------------------------------
     68,550,000              125%               70%                30%                15%
-------------------------------------------------------------------------------------------------
     70,835,000              130%               73%                30%                15%
-------------------------------------------------------------------------------------------------
     73,120,000              135%               76%                30%                15%
-------------------------------------------------------------------------------------------------
     75,405,000              140%               79%                30%                15%
-------------------------------------------------------------------------------------------------
     77,690,000              145%               82%                30%                15%
-------------------------------------------------------------------------------------------------
     79,975,000              150%               85%                30%                15%
-------------------------------------------------------------------------------------------------


This Plan was duly adopted and approved by the Board of Directors of the Company on September 1, 2000.


/S/ RONALD W. BUCKLY
------------------------------------
Ronald W. Buckly, Secretary